UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2007

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2007, Ventas, Inc. (the “Company”) entered into agreements (the “Amendments”) with each of T. Richard Riney, Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company, Richard A. Schweinhart, Executive Vice President and Chief Financial Officer of the Company, and Raymond J. Lewis, Executive Vice President and Chief Investment Officer of the Company (each, an “Executive”), amending certain terms of the Executives’ existing employment agreements and Mr. Riney’s change-in-control severance agreement.

The Amendments limit the amount of severance payable to each Executive upon termination of his employment by the Company other than for Cause (as defined in the applicable agreement) or by him for Good Reason (as defined in the applicable agreement) to a maximum of $3 million (as adjusted annually to reflect increases in the Consumer Price Index). The Amendments also clarify that, upon any such termination, each Executive shall be entitled to receive a lump sum payment equal to the amount of awards previously granted to him under the Company’s deferred cash incentive program but not yet paid. All other terms of the agreements, including the vesting of equity awards, remain unchanged.

The foregoing description is qualified by reference in its entirety to the Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description
10.1	Amendment dated as of March 19, 2007 to Amended and Restated Employment Agreement dated as of July 31, 1998, as amended, between the Company and T. Richard Riney.

10.2	Amendment dated as of March 19, 2007 to Amended and Restated Employment Agreement dated as of December 31, 2004 between the Company and Richard A. Schweinhart.

10.3	Amendment dated as of March 19, 2007 to Employment Agreement dated as of September 18, 2002, as amended, between the Company and Raymond J. Lewis.

10.4	Amendment dated as of March 19, 2007 to Change-in-Control Severance Agreement dated as of May 1, 1998, as amended, between the Company and T. Richard Riney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: March 23, 2007	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment dated as of March 19, 2007 to Amended and Restated Employment Agreement dated as of July 31, 1998, as amended, between the Company and T. Richard Riney.

10.2	Amendment dated as of March 19, 2007 to Amended and Restated Employment Agreement dated as of December 31, 2004 between the Company and Richard A. Schweinhart.

10.3	Amendment dated as of March 19, 2007 to Employment Agreement dated as of September 18, 2002, as amended, between the Company and Raymond J. Lewis.

10.4	Amendment dated as of March 19, 2007 to Change-in-Control Severance Agreement dated as of May 1, 1998, as amended, between the Company and T. Richard Riney.